UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 14, 2006

IRIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11181	94-2579751
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9172 Eton Avenue

Chatsworth, CA 91311

(Address of Principal Executive Offices/Zip Code)

(818) 709-1244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 – Results of Operation and Financial Condition

On November 14, 2006, we issued a press release announcing our financial results for the three and nine-month periods ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

We will host a conference call on November 14, 2006, at 4:30 p.m. Eastern time, 1:30 p.m. Pacific time, to review our financial results for the three and nine-month periods ended September 30, 2006. The call may be accessed via a live audio web cast on- our web site at www.proiris.com or at www.vcall.com, or through a dial-in telephone number at 1-866-558-6338. International callers should dial 213-785-2437.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release dated November 14, 2006, published by IRIS International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS INTERNATIONAL, INC.

Date: November 14, 2006	By:	/s/ César M. García
César M. García
President and Chief Executive Officer

3

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 14, 2006, published by IRIS International, Inc.

4